UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 23, 2005
                                                         -----------------

                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                       0-22248              94-3169580
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 (State or other jurisdiction     (Commission File Number)    (IRS Employer
       of incorporation)                                     Identification No.)


           3050 Zanker Road, San Jose, California               95134
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          (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code    (408) 321-8835
                                                        ------------------------


                                       N/A
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01                 Regulation FD Disclosure



On June 23, 2005 Ultratech, Inc. posted an update to its quarterly teleconference guidance on its Website at www.ultratech.com. The full text of this message is included as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01                  Financial Statements and Exhibits

c.       Exhibits

         Exhibit           Description
         -------           -----------

         99.1              Financial Update by CFO June 23, 2005.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ULTRATECH, INC.
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                                  (Registrant)



Date:    June 23, 2005     By:/s/BRUCE R. WRIGHT
       -----------------      --------------------------------------------------
                              Bruce R. Wright
                              Senior Vice President, Finance and Chief Financial
                              Officer (Duly Authorized Officer and Principal
                              Financial and Accounting Officer)


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


                                  EXHIBIT INDEX



Exhibit           Description
-------           -----------

99.1              Financial Update by CFO June 23, 2005.



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